HUNGARIAN TELEPHONE AND CABLE CORP.

HUNGARIAN TELEPHONE AND CABLE CORP.

2007 Annual Meeting of Stockholders May 24, 2007 Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") may contain “forward-
looking statements” – that is, statements related to future, not past, events. In this context, forward-
looking statements often address the Company's expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,”
“seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the Company invests in new business opportunities and the timing of those investments; the mix of services sold; competition; management of growth and expansion; the integration of Invitel; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the
Securities and Exchange Commission, including the "Risk Factors" section and the information under the heading "Cautionary Statement Concerning Forward-Looking Statements" contained in the
"Management's Discussion and Analysis of Financial Condition and Results of Operations" section of
Hungarian Telephone and Cable Corp.'s Annual Report on Form 10-K for the fiscal year ended
December 31, 2006. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the
Company may make in its reports filed with the SEC.

Contents
• Introduction - Jesper Theill Eriksen, Chairman of HTCC Board
• Hungarian Telecoms Market - Martin Lea, Chief Executive Officer
• Company Overview
• Business Strategy
• Financial Overview - Robert Bowker, Chief Financial Officer
• Conclusion - Martin Lea, Chief Executive Officer

Introduction
Acquisition of Matel Holdings N.V. by HTCC
On January 8, 2007 HTCC signed an agreement with Invitel Holdings N.V. to purchase
100% of its shares in Matel Holdings N.V. and thereby indirectly 99.98% of the shares of Invitel Zrt.
Founded in 1994, Invitel offers telephony, Internet, and data services to residential and business customers in Hungary. Invitel is the incumbent operator in 9 out of 54 primary service areas, where it has a stable cash generative core telephony business.  In the rest of Hungary, which represents a significant growth opportunity following the liberalization of the telecom market, Invitel is an alternative telecom operator with a national backbone, metropolitan networks and point-to-multi-point access system.
The total consideration purchase consideration, including the assumption of net indebtedness on closing, was EUR 470 million.
The transaction was completed on April 27, 2007.

Introduction
Investor Relations
• The Global Consulting Group will be appointed as HTCC Investor
Relations advisors
• Quarterly Investor calls will be performed by management
• Timely communication of upcoming dates of Investor calls to investors is ensured by maintaining up-to-date mailing lists of both equity and bond holders.

Introduction
Operational Management
• CEO of the combined business
• Director and CEO of Invitel since June 2004
• Prior to Invitel, served as Executive VP of Intertek Group Plc
• 25 years experience in data, telecom and support services sectors
• CFO of the combined business
• Director and CFO of Invitel since May 2004
• Prior to Invitel, served as CFO at Eurotel Praha between 2000 and 2004
• 12 years experience in the telecom and finance sectors
Chief Executive
Officer
Mr. Martin Lea
Chief Financial
Officer
Mr. Robert Bowker

Estonia
Latvia
Lithuania
Denmark
North
Sea
U.K.
Neth.
Belarus
Germany
Poland
Belgium
Lux.
Czech Rep.
Ukraine
Slovakia
Moldova
Austria
Hungary
Romania
France
Croatia
Bos & Herz.
Serbia
Bulgaria
Italy
Turkey
Greece
Black
Sea
Mediterranean Sea

HUNGARIAN TELEPHONE AND CABLE CORP.

• Population of 10.1 million
• Hungary has developed significantly since liberalization of its economy in the early 1990s
– €30 billion ($39 billion) of foreign direct investment since 1990
– The unemployment rate has decreased from 11.1% in 1995 to 7.5%
in 2006
– GDP per capita of over €8,170 ($10,748) and GDP growth over 4%
p.a. over the past 3 years (2004 – 2006)
– Inflation of 3.9% in 2006
– EUR/HUF has stabilised since November 2006 and volatility is expected to remain low in the medium term
• Now a member of the EU
– Harmonization with EU policies and laws
– Entry into the Euro expected in 2012/2013
– Telecom’s regulatory environment in line with European standards
• Geographically Hungary is the gateway to the East
– Hungary has seven neighboring countries including Austria, Slovenia,
Croatia, Serbia, Romania, Ukraine and Slovakia
Hungarian Telecoms Market
Hungary Has Developed Significantly Since Liberalization
Western and Central Eastern Europe

Hungarian Telecoms Market
Trends of Fixed, Mobile, and Internet Penetration in Hungary
• As Internet penetration levels converge to EU levels this will further stabilize the number of fixed lines and in the medium term will facilitate growth in fixed line penetration
• Mobile penetration has reached saturation levels with mobile traffic slowing
• DSL continues to remain the preferred service offering for Internet connectivity versus alternatives such as cable
Source: NHH
(1) National Statistics Office
71%
73%
75% 75%
73%
71%
71%
69%
66%
89%
16%
10%
30%
49%
68%
77%
83%
91%
99%
95%
0% 0%
0%
1%
2%
5%
10%
15%
45%
16%
9%
0%
20%
40%
60%
80%
100%
Fixed-line (per household) Mobile (of population) Broadband Internet (per household) ADSL Cable
2000 1998 1999 2001 2002 2003 2004 2005 2006 Q4 Western
Europe
25%
(1)
Significant growth opportunity in DSL

Infrastructure owners

antenna hungária

Resellers

HUNGARIAN TELEPHONE AND CABLE CORP

Hungarian Telecoms Market
Hungarian Fixed Line Telecom Market Overview
#2 Fixed line operator in Hungary
#1 Alternative network operator in Out of Concession areas
Incumbent Operators
Source: Company filings, NHH
Source: Company filings, NHH,
Concession Areas
(1)
(1)
(1) Management estimates
(2) Excludes Euroweb Romania
Invitel
T-com
HTCC
Monortel
Budapest
Alternative Network Operators
2006
(1)
(1)
426
245
194
1,452
(2)
(2)
(1) Presented under IFRS
(2) 1.3155 EUR/USD
Founded in 1998
Acquired by HTCC from KPN in February 2005
Focus on business customers
# 2 largest nationwide network to Matav
2006 revenues of c.€121 mm
Focus on business customers in Budapest and
16 other urban centres
Voice services to residential c ustomers through
third party channels
2006 revenues out of concessions of c.€61mm
Controlled by Menatep Group
Focus in business data and internet
2006 revenues of c.€49mm
Controlled by Swisscom
Broadcast services with small business
telecoms activity
Started operations in 2004 in Hungary
Principally offer carrier selection service
backed by nationwide advertising
2006 revenues of c. €41mm
Invitel acquired Euroweb’s internet and
telecom operating subsidiaries in Romania and
Hungary in December 2 005
2006 revenues of c.€19mm (2)
No. of Market Revenue
Lines Share (€m)
T-Com 2,643,837 83%
HTCC / Invitel 473,211 15%
Invitel 348,211 11%
HTCC 125,000 4%
Monortel 65,000 2%

18.0%
Others
41.0%
EMKTV
3.0%
UPC
31.0%
Fibernet
7.0%
Market Participants
Mobile Cable
Fibernet
4.7%
Other
4.7%
Group
16.0%
UPC
18.7%
T-Cabel
9.4%
T-Online
39.2%
Monortel
0.9%
Source: NHH
Broadband
Broadband
• DSL has greater market share then
cable and is expected to continue to
maintain this position
• DSL has c.60% market share vs.
cable Internet market share of c.40%
for the broadband sector
• Broadband penetration is expected to
continue to increase as Hungary
converges to EU levels
• Anticipate price stability as customer
bandwidth speed requirements
increase
• Fixed incumbents promote DSL
heavily
Cable TV
• Cable operators were not active in the
telephony sector in Hungary until the
latter half of 2005
• Historically cable operators have not
been used to a competitive
environment
• Fragmented with no dominant player
• High level of cable penetration in
Hungary of c. 55% and 40% in our
historical concession areas
respectively
• State of technology for CaTV
operators mixed with most unable to
provide digital services
Mobile
• Mobile penetration is reaching
maturity in Hungary at 99% of the
population at the end of 2006
• High level of pricing competition
• 4th license potentially available
• No MVNO in place presently
Vodafone
21%
T-Mobile
45%
Pannon
GSM
34%
Hungarian Telecoms Market
Hungarian Broadband, Mobile and Cable Market Overview
T-Cabel
(DSL Resellers)

YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005
YE 2006
YE 2007
YE 2008
YE 2009
YE 2010

HUNGARIAN TELEPHONE AND CABLE CORP.

Hungarian Residential PC and Internet Penetration Forecast
Hungarian Telecoms Market
Mass Market Internet and Broadband Evolution
Source: NHH and Company estimates from 2006 onwards
% of Hungarian Households
PC
Total Internet
DSL
Cable
DSL is expected to maintain market share over cable
0%
10%
20%
30%
40%
50%
60%
PC penetration HUN % Internet penetration HUN %
ADSL penetration HUN % CATV Internet penetration HUN %

Frankfurt
Prague
Kiev
Bratislava
Budapest
Maribor
Ljubljana
Bucharest
Belgrade
Sofia
Skopje
Athens

HUNGARIAN TELEPHONE AND CABLE CORP.

#2 fixed line operator and #1 alternative network operator in Hungary
• 2006 combined Pro Forma Revenues and Adjusted EBITDA of $426 million and $178 million (1)
– Synergies of $19.3 million achieved by the end of 2008
• Diversified revenue stream (2) & (3)
– Mass Market 38.0% of revenue
– Business 33.2% of revenue
– Wholesale 28.8% of revenue
• 14 concession areas out of 54 covering 21% of the Hungarian population
– Combined market share of c.15%
– Over 95% market share in In Concession areas
– Network largely DSL capable
• State-of-the-art owned backbone network covering the entirety of the country
– 7,152 kms of fibre
– $674 million and $285 million spent on network by Invitel and HTCC respectively
– Significantly increased potential to directly connect customers represents key competitive advantage to reach into T-Com’s concession areas
• Combined network connecting points of presence in 30 cities in 14 countries
Company Overview
Bécs
Pozsony
Hodocs
Optical Backbone
with rented
The Group National Backbone
The Group International Network
(1) Adjusted EBITDA is a non GAAP financial measure. See the reconciliation from Net Income to
Adjusted EBITDA on page 24.
(2) Pro-Forma Group 2006
(3) Does not adjust for geographic overlaps and intercompany revenues between Invitel and HTCC

Ownership Structure
• Invitel’s management will manage the combined
business going forward
– Martin Lea will serve as CEO and Robert
Bowker as CFO
– The ex–Invitel management team members will
roll-forward 50% of their ownership in the
Company
– Proven track record in successfully managing a
financially leveraged business
– Proven ability to defend historical concession
areas and grow in Out of Concession areas
– Proven ability to deliver synergies and
successfully integrate businesses (e.g.
Euroweb in 2005)
Company Overview
Experienced Management and Shareholders Team
TDC A/S
Denmark
Public
(AMEX listed)
HTCC Group
Management
c.63.9% c.30.2%
c.5.9%

Company Overview
Strong Cash Generation In Concession
• Strong cash generation in historical concession areas with ability to maintain leading position
– Incumbent status and cost competitive advantage with last mile access network
– Targeted service offerings and strong customer relationships
• High quality network in concession areas with minimal maintenance capex of approximately
6-7% sales
– High cost of building infrastructure network represents substantial barrier to entry
– In our historical concession areas we benefit from an extensive network in terms of both capacity and reach, with the capacity to provide DSL access to substantially all of our lines in these areas
• High subscription fee structure (c.65% of ARPU) reduces dependence on minute usage and creates defensive income stream vs. CS/CPS operators
Pro-Forma Group Monthly Fees and Usage Based Revenue
63.4%
63.6%
36.7% 36.5% 36.6% 36.4%
63.5% 63.3%
0%
20%
40%
60%
80%
100%
Q1 2006 Q2 2006 Q3 2006 Q4 2006
Monthly Fee Usage Based Revenue
Source: Company

Sep '05
Oct '05
Nov '05
Dec '05
Jan '06
Feb '06
Mar '06
Apr '06
May '06
Jun '06
Jul '06
Aug '06
Sep '06
Oct '06
Nov '06
Dec '06

April
May
May
June
July
August
September
October
November
December
January
February
March
April
May
June
July
August
September
October
November
December

HUNGARIAN TELEPHONE AND CABLE CORP.

HTCC Net Line Churn of Mass Market In-Concession
Lines (2005-2006)
T-Com CS and CPS Traffic in Invitel In-Concession
Areas (2005-2006)
Company Overview
Successful Defense of In Concession Voice Business
Minutes (000’s)
0
1 000
2 000
3 000
4 000
5 000
6 000
Source: Company
(7,866)
(7,687)
(4,846)
(4,258)
(1,041)
(920)
(868)
(997)
(1,443)
(1,220)
(1,110)
(1,079)
(1,058)
(1,993)
(1,366)
(2,521)
(9,000)
(8,000)
(7,000)
(6,000)
(5,000)
(4,000)
(3,000)
(2,000)
(1,000)
0

• Balanced business across
Residential, Business and
Wholesale
• Mitigate risk to overall
business from fluctuations
in any segment
• Balanced business across
both In and Out of
historical concession areas
• Combined Group creates a
more diversified business
model and cash flow
stream
Revenue Breakdown across Customer and Geography
38.0%
33.2%
28.8%
54.8%
29.4%
15.8%
15.4%
37.0%
47.6%
HTCC 2006
Invitel 2006
Pro-Forma Group 2006
Customer Segment (Rev) In/Out of Conc. (GM) (1) Customer Segment (GM)
63.0%
31.0%
6.0%
30.0%
40.0%
30.0%
16.0%
34.0%
50.0%
Invitel 2006
HTCC 2006
61.4% 22.8%
15.8%
42.0%
28.0%
30.0%
74.0%
20.0%
6.0%
Mass Market
Business
Wholesale
IN
OUT
WS
Invitel 2006
HTCC 2006
Pro-Forma Group 2006
Pro-Forma Group 2006
Company Overview
Reduced Dependence on Mass Market Voice
(1) Does not adjust for geographic overlaps and intercompany revenues between Invitel and HTCC

36,221
41,546
46,006
53,968
69,975
76,350
82,350
94,901

HUNGARIAN TELEPHONE AND CABLE CORP.

Company Overview
Proven Ability to Grow Revenue Out of Concession
• Significant revenue growth from Mass Market, Business
and Wholesale segments out of concession
– 2005-2006 revenue growth of 26%
– Successful market share gains out of concession from
the incumbent T-Com
• Sustained growth in DSL market will drive growth out of
concession
– Group’s DSL residential customer base grew by 76%
from 2005 to 2006
– DSL has grown at a higher rate than cable Internet
services
– DSL growth is expected to continue as penetration
rates will eventually converge to Western Europe
levels
– The introduction of wholesale naked DSL in T-Com’s
area likely to help growth in Out of Concession DSL
sales
• Increased potential to directly connect businesses to our
network out of concession
– Nationwide network with significant local coverage
– Cost effective delivery of our voice, data and Internet
offering
CAGR (%)
05-06
20.0%
25.1%
27.3%
111.5%
Group Out of Concession Revenue Growth
0
20,000
40,000
60,000
80,000
100,000
Q1
2005
Q2
2005
Q3
2005
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Group DSL Residential Customers
6.1
5.5
12.
9
7.0 23.9
29.9
81.9
98.3
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
160.0
2005 2006
Mass Market Voice Out Mass Market Internet Out B2B Wholesale

• Highly deliverable $19.3 million of synergies expected to be realised by the end of 2008
– Cost of realizing synergies of c.$21 million until 2009
• Synergies are expected to be mainly derived from the reduction of headcount, the elimination of overlapping operations, reduced need to purchase capacity from third party network operators, integration of IT systems, unified branding and the optimisation of the combined networks
• Capex synergies are also expected to be realised as a result of the reduction in duplicate investments and the increased purchasing power of the combined group
Recurring Synergies (2008)
1,434
1,336
1,632
0
500
1,000
1,500
2,000
2006 2007 2008
Headcount Reduction
(1)
(1) Includes PanTel Technocom
Company Overview
Significant Synergies Expected from Integration
Headcount
reduction
$11.2m
Billing system
consolidation and
IT
$2.5m
Network
$2.0m
Purchasing
$1.3m
Brand
$1.1m
Property
$0.7m
Legal
$0.7m
59%
13%
10%
7%
5%
3%
3%

Fully integrate Invitel’s and HTCC’s operations and maximising synergies
Business Strategy
Maximise cash flow in concession areas
Capitalizing on sustained growth opportunities in DSL services
Continue to grow our Business revenues and market share nationwide
Continue to grow our Wholesale business based on our extensive network
Continue to focus on efficiency and cost control
Capitalize on any further consolidation / other service development opportunities

Financial Overview
Pro Forma Profit & Loss 2006
(1) Includes intercompany eliminations as well as pro forma adjustments
(2) Adjusted EBITDA is a non GAAP financial measure. See the reconciliation from Net Income to Adjusted EBITDA on page 24.
HTCC Invitel Pro Forma
Stand alone Stand alone Combined
(1)
($ in millions) US GAAP US GAAP US GAAP
Mass Market 30 134 163
Business 72 72 143
Wholesale 92 38 120
Total Revenue 194 244 426
Cost of Sales (80) (75) (145)
Gross Margin 114 169 281
% Gross Margin 59% 69% 66%
Operating Expenses (55) (69) (103)
Adjusted EBITDA
(2)
59 100 178
% EBITDA Margin 30% 41% 42%
Pro Forma Combined P&L

Financial Overview
Capital Expenditure Requirements
• Historically Invitel and HTCC have invested heavily in upgrading their networks
– As of 31 December 2006, Invitel and HTCC had made total investments in their networks of €512m and
€375m, respectively
• The combined network does not require major capital investments with minimal maintenance capex of approximately 7% of sales
• Majority of capex is expected to be success based
• Capex synergies will be achieved through the reduction of duplicative investments and increase in purchasing power
HTCC  Capex ($m)
Invitel Capex ($m)
Note: exchange rate assumption €1 / $1.3155
25.7
29.5
29.7 11.7%
13.1%
12.7%

11%
12%
12%
13%
13%
14%
Capital Expenditure % of Revenue
2004 2005 2006
23.6
22.1
5.0
12.2% 12.3%
7.2%
0
5
10
15
20
25
0%
2%
4%
6%
8%
10%
12%
14%
Capital Expenditure % of Revenue
2004 2005 2006

HTCC HoldCo II B.V.
(The Netherlands)
HoldCo I B.V.
(The Netherlands)
(1) FRNs were initially issued by HoldCo II and then transferred to Magyar Telecom B.V. after the completion of the acquisition of Matel Holdings N.V.
(2) Includes all current operating companies of HTCC (PanTel Technocom, PanTel and Hungarotel) and Invitel (Invitel and Euroweb)
Financial Overview
Group Structure
100%
100%
100%
100%
Hungarian
Telephone and Cable
Corp.
(United States)
Magyar Telecom B.V.
(The Netherlands)
€145m Amended Senior Facility (including revolver)
€ 142m HY Notes
(1)
€
200m New pari
passu FRNs
€ 125m PIK Notes
Continuing New
OpCos
(Hungary)
Matel Holdings N.V.
(Netherlands Antilles)
(2)

• Strong cash flow generation and attractive de-leveraging profile
• Significant synergies from integration, predominantly derived from headcount reduction
• Proven ability to defend In Concession Voice business while growing revenues in broadband and Out of Concession
• Stronger competitive positioning through larger customer base and an extensive, state-of-the-art owned network
• More diversified and balanced business across Residential, Business and Wholesale segments
• Broader platform to participate in further market consolidation
• Experienced and proven management team
Conclusion

Non-GAAP Financial Measure
We define Adjusted EBITDA as net income/(loss) plus income taxes and net financial expenses, plus loss on extinguishment of HTCC senior debt, plus transaction related hedging expenses, and depreciation and amortization. Other companies in our industry may calculate Adjusted EBITDA in a different manner. Adjusted EBITDA is not a measurement of financial performance under U.S. GAAP and should not be considered as an alternative to net gain or to cash flow from operating, investing or financing activities, as a measure of liquidity or an indicator of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements. In addition, EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments.
2006 2006 2006
HTCC Invitel Pro Forma
Stand alone Stand alone Combined
($ in millions) US GAAP US GAAP US GAAP
Net income (loss) after tax 21 6 (40)
Income taxes 6 6 2
Net financial expenses 5 40 142
Depreciation and amortisation 27 48 74
Adjusted EBITDA 59 100 178